UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-22684

DAXOR CORPORATION

(Exact name of registrant as specified in charter)

109 Meco Lane

Oak Ridge, TN 37830

(Address of principal executive offices) (Zip code)

Michael Feldschuh

109 Meco Lane

Oak Ridge, TN 37830

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 212-330-8500

DATE OF FISCAL YEAR END: DECEMBER 31

DATE OF REPORTING PERIOD: JANUARY 1, 2022 to JUNE 30, 2022

Daxor Corporation

Financial Statements (Unaudited)

For the Six Months Ended

June 30, 2022

Exhibits

August 25, 2022

Dear Fellow Shareholder:

It is my pleasure to report on Daxor’s first six months results for the period ended June 30, 2022. I have written shareholders in the past, that for the company to realize the tremendous potential of its paradigm-shifting medical technology, we need to execute well in several key areas. Clinical results showing strong outcome improvement must be accompanied by commensurate health economic outcomes to justify adoption. New research milestones showing the value of our unique diagnostic systems must be paired with next-generation equipment that offers the ability to easily adopt our technology into the clinical workflow. The promise of our systems must be supported by engagement with our customers through clinical support, medical education, and a well-run sales support team. I am pleased to report that in the past 6 months we have made important breakthroughs building on our focus in each of these key areas – balancing our growth in commercialization with strategic investment fueling our next generation systems which are the most important technology launch for the company in twenty years.

Starting with the unaudited parent company results, as of June 30, 2022 , Daxor’s net assets increased 35.3% to $19,615,712 or $4.85 per share as compared to $14,493,285, or $3.59 per share at June 30, 2021. Daxor’s net assets decreased 7.3% to $19,615,712, or $4.85 per share as compared $21,152,719, or $5.24 per share at December 31, 2021 – however these numbers do not reflect any change of the valuation of the Operating Division at June 30, 2022.The valuation of the Operating Division remained at $16,500,000 at June 30, 2022, the same value as December 31, 2021 as the valuation of the Operating Division is traditionally performed on an annual basis at the conclusion of the fiscal year. For the six month period ended June 30, 2022, Daxor had net dividend income of $130,943, net realized gains on investment activity of $1,370,610. There was a net decrease in the unrealized depreciation on investments, options and securities borrowed of $1,367,276 as we sold positions during the second quarter of 2022 prior period’s significant unrealized gains unwound into realized gains for the period. Included in the Net Decrease in Net Assets Resulting From Operations of $1,812,497 is non-cash stock based compensation expense of $275,490, in an effort to provide incentive to employees, officers, agents and consultants through proprietary interest in the company. There was a net realized loss of $1,535,071 from the operating division relating to spending on research, development, sales and overhead as the Company continues to invest judiciously in research and development for our 2022/2023 product launch, ramping the commercial sales teams, as well as production facilities for our next generation blood volume analyzers.

Our net asset value (NAV) has risen strongly in the last year and the operating business is experiencing exciting growth and development — increasing revenues from commercialization, great progress in research and development for our next-generation systems set to launch at the end of Q4 and beginning of Q1 2023. year, and a growing body of clinical evidence from leading research centers of the unique value of our diagnostic to save lives and vastly improve health and hospital economic outcomes. The opportunity for our business is to scale into the total serviceable market of more than ten million tests per year in the United States alone through organic growth, partnership and joint ventures.

At the operating division level the past 12 months have been pivotal in the growth of the company and its business prospects. Our operating division has been experiencing strong growth in sales, revenue, and new customer acquisition while our research and development efforts have been accelerating the development of our next generation blood volume analyzer systems. The Company is pleased to report a 92.6 percent increase in the unaudited revenues of our blood volume diagnostic operating division for the six month period ended June 30, 2022 as compared to the same period in the prior year. Revenue growth was driven by a combination of the sale and leasing of our capital equipment to hospitals and orders for our single-use blood volume diagnostics kits for heart failure management, critical care use, as well as other indications along with a 9.2% price increase that was well received by the market. Additionally, revenue growth was driven by the United States Department of Defense (“US DOD’) orders as well as third-party companies contracting with Daxor to conduct blood volume analysis on their products.

The Company also reported that the number of Volumex diagnostic kits sold rose 49.4% in the first half of 2022 compared to the first half of 2021. Growth is being driven both by an increase in sales at existing accounts as well as the addition of new accounts coming on line. The company feels that there is still substantial growth opportunities at existing accounts as there is room for growth from winning a higher percentage of patients within existing departments as well as expanding to other departments within the hospital where devices are present.

As of this date, the Company for 2022 has sold, leased, placed devices for research, or opened new reference lab accounts with twelve new clients. Many of these new accounts are just beginning to ramp up as they integrate the diagnostic into their treatment protocols. The need for our product has never been greater – heart failure patients are set to rise from the current 6 million to more than 8 million in the next six years as the baby boom generation ages and hospitals are under increasing pressure to improve outcomes and contain costs.

Daxor has also been named an Industry Partner with the premier global cardiology consulting company MedAxiom, a wholly owned subsidiary of the American College of Cardiology. MedAxiom connects over 450 leading cardiovascular organizations to a select group of companies with novel solutions in the cardiac space and we anticipate significant benefit in building awareness for the Company’s products with this important customer base as a result of this affiliation.

The Company is also pleased to report that it successfully completed its US DOD Phase II ARMY contract to develop a next-generation portable point-of-care blood volume analyzer on time and to expectations. This contract specified the creation of a device that is now undergoing evaluation by the FDA for 510-K approval. Daxor has already submitted preliminary data design questions to FDA and anticipates a full 510K package for submission in Q4 with an expected 90 day review period by the agency. Importantly, Daxor’s own currently approved BVA-100 predicate device is the basis for this submission and our engineers have verified and presented to the US DOD that the new unit fully meets their specifications for accuracy, speed, reliability, and capabilities while matching the results of our existing cleared system. Testing has shown that this new system is more than three times faster than our current unit, is capable of giving full results at the bedside without the need for lab services, and is the size of a tissue box while weighing about the same as a laptop computer. Management anticipates a commercial launch of the product promptly from notification of clearance and is preparing production to make units available accordingly.

The Company also continues to execute on its AIR FORCE/DOD SBIR Phase II contract which calls for the creation of our next generation non-isotopic tracer. This contract is slated for completion over the next several months (it started later than the USDOD/ARMY contract) and is on track for successful completion based upon preliminary lab data collected to date. This novel fluorescing marker will extend new care settings beyond our current systems and complement existing product lines.

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Management anticipates that there will be significant interest and potential for uptake of the new systems based upon preliminary discussions with clinicians helping to develop the technology. Daxor’s next generation devices will also be eligible for Phase III funding awards and acquisition by branches of the military for their deployment to aid in combat casualty care.

To supplement the commercialization of the above products, Daxor also received new support from the National Institutes of Health (NIH) for participation in the 2022 I-CORPS program to facilitate clinical decision support systems for our next generation analyzers. This grant, in addition to offering funding to the company, also gave industry-specific independent management consultancy and offered valuable connections for development of our software systems. These clinical decision support systems will be protected by a patent awarded to the company in January of 2022 covering their novel insights in applying blood volume analysis to optimal treatment pathways and has also resulted in support from the NIH through grants from the Center for Advancing Point of Care Technology.

Equally important is the progress that Daxor has made in the area of clinical outcomes utilizing our blood volume analyzer systems. Institutional Review Board (IRB) approval has been granted and enrollment is underway for two studies of heart failure management (in-patient and outpatient) announced in May 2021 backed by landmark grants from the National Institutes of Health (NIH). Investigators at the Geisinger Medical system have completed enrollment in their study and are analyzing data while investigators at the VA Hospital system are actively enrolling patients in their trial. The VA trial of a prospective randomized multi-center blood volume trial for the treatment of heart failure (HF) with Daxor’s systems is supported by a clinical decision support system for which Daxor received a landmark method patent in January of 2022. This multi-phase study will add to the significant evidence of the impact of blood volume guided care in reducing HF readmissions and mortality. Receiving funding from the NIH and partnering with the VA system is just one of the many ways that Daxor is advancing its business in a capital-efficient and effective manner. These grants are extremely competitive, and Management sees this award as significant validation of its technology and blood volume’s clinical significance.

The NIH has selected Daxor’s BVA-100 diagnostic as a metric to track patient health in its COVID long-hauler study in March of this year. This multi-year study will augment the existing data regarding volume derangement and COVID complications and add further to the Critical Care world’s understanding of the virus and its impact on blood volume. The Company also announced in August 2021 that a promising research letter on the use of Daxor’s BVA-100 analyzer on six COVID-19 patients at NYU Medical center had been published in the prestigious Journal of Critical Care. Daxor’s prospective multi-center trial has completed enrollment of COVID patients and the study has been expanded to include patients with sepsis as well. Management looks forward to sharing the results of the multi-center trial when they become available. One thing we as a society have learned is that COVID-19 and its variants are here for the foreseeable future, and that neither universal vaccination nor social distancing will end the pandemic. If a more deadly and transmissible variant were to emerge, understanding how BVA can reduce mortality in critically ill patients would be urgent.

The first half of 2022 has been another very active period for new research publications highlighting the value and effectiveness of Daxor’s BVA technology to diagnose and improve outcomes in a variety of areas. Several studies highlighting the use of BVA for helping to manage LVAD patients as well as those with implantable hemodynamic devices were presented by clinicians from Duke University Hospital System as well as Methodist Hospital System. We view our technology as giving the key volume data that complements hemodynamic measures and that when used together leads to optimal patient care. Hemodynamics measure pressure, BVA measures volume – these two metrics taken together offer a comprehensive clinical picture.

The strong trend of healthcare is toward individualized care and cost-effectiveness. Our BVA diagnostic is a non-invasive, inexpensive, and rapid blood test which allows care teams to solve the significant challenge of accurately managing the fluid levels of patients, whether it is in the heart failure clinic (outpatient) or the hospitalized heart failure patient or in the ICU, and studies published and presented are proving just how exciting the potential for this approach is. Reducing mortality, lowering complications, reducing hospital resource use and length of stay with a non-invasive and 98% accurate test is achievable with our patented technology. In the competitive area of healthcare, having achieved reimbursement for our technology for both inpatient and outpatient use is a strong competitive advantage that will drive our adoption in step with our increasing clinical evidence and commercial teams. Just as exciting is the next-generation of products that are in our development pipeline slated for completion this year which should further enhance the accessibility of our test and open it up to both government as well as civilian hospital systems on an international scale.

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Daxor has been reporting as an investment company under the Investment Company Act of 1940 since January 1, 2012. See the Notes to the Financial Statements of Form N-CSR for further information on Daxor’s strategies and goals regarding its investments in publicly traded securities to help fund its diagnostic operations. Because of its significant holding of publicly traded securities, the SEC currently classifies Daxor as a closed-end investment management company with a fully-owned medical operating division; however, the primary focus of management is on our operational objectives. Daxor anticipates that as the value of the operating company continues to increase as a percentage of assets owned, it will be eligible to file under its previous designation as an operating company and report as an operating company, and will take steps to accomplish this result.

Any shareholder who is interested in learning more about our medical instrumentation and biotechnology operations should visit our website at www.daxor.com or contact our investor relations representative Bret Shapiro of CORE IR at 516-222-2560 for more detailed information. We periodically issue press releases regarding research reports and placements of the BVA-100 Blood Volume Analyzer in hospitals.

Go Paperless with E-Delivery

In order to sign up for electronic delivery of shareholder reports and prospectuses, please send an email to info@daxor.com. If you do not hold your account directly with Daxor, please contact the firm that holds your account about electronic delivery.

Cordially Yours,

Michael Feldschuh

CEO and President

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Item 1. Schedule of Investments

Daxor Corporation

Schedule of Investments

June 30, 2022 (Unaudited)

	Shares	Fair Value
Common Stock - (United States) - 28.15%
Industrials – 0.01%
Wabtec	13	$1,067

Materials - 0.64%
Enbridge Inc.	2,952	124,752

Utilities – 27.50%
Electric Utilities – 27.50%
American Electric Power Co. Inc.	3,500	335,790
Avangrid, Inc.	7,000	322,840
Avista Corporation	6,000	261,060
Constellation Energy	1,199	68,655
CenterPoint Energy, Inc.	1,000	29,580
Centrus Energy Corp.	1	25
CMS Energy Corporation	3,500	236,250
DTE Energy Company	5,000	633,750
Edison International	4,000	252,960
Entergy Corporation	4,000	450,560
Evergy Inc.	7,297	476,129
Eversource Energy	3,000	253,410
Exelon Corporation	2,100	95,172
FirstEnergy Corp.	11,800	453,002
National Grid plc	5,207	336,840
NiSource, Inc.	17,000	501,330
Pinnacle West Capital Corporation	3,000	219,360
PNM Resources, Inc.	8,300	396,574
Xcel Energy, Inc.	1,000	70,760
Total Utilities		5,394,047

Total Common Stock (Cost $1,493,897) – 28.15%		$5,519,866

	Shares	Fair Value
Preferred Stock - (United States) - 1.84%

Banking – 1.84%
Bank of America Corp 7.250% Series L	300	$361,350

Total Preferred Stock (Cost $193,985) - 1.84%		$361,350

Total Investments in Securities (Cost $1,687,882) - 29.99%		$5,881,216

Investment in Operating Division (Cost $3,118,857) - (United States) - 84.12% (1)		$16,500,000

Dividends receivable – 0.13%		$26,144

Other Assets - 0.12%		$23,097

Total Assets - 114.35%		$22,430,457
Total Liabilities - (14.35%)		$(2,814,745)
Net Assets - 100%		$19,615,712

(1)	The Fair Value of the Operating Division was determined by using significant unobservable inputs.

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Schedule of Investments – (Unaudited) (Continued)

June 30, 2022

At June 30, 2022, the net unrealized appreciation on investment in securities, options and securities borrowed of $4,193,332 was composed of the following:

Aggregate gross unrealized appreciation for which there was an excess of value over cost	$4,198,519
Aggregate gross unrealized depreciation for which there was an excess of cost over value	(5,187)
Net unrealized appreciation	$4,193,332

At June 30, 2022, the net unrealized appreciation on investment in operating division was composed of the following:

Net unrealized appreciation on investment in operating division	$13,381,143

Portfolio Analysis*

June 30, 2022

Percentage
of Net Assets
Common Stock (United States)
Industrials	0.01%
Materials	0.64%
Electric Utilities	27.50%

Total Common Stock	28.15%

Preferred Stock (United States)
Banking	1.84%

Total Investments in Securities	29.99%

*	The Portfolio analysis table does not include exposure to derivatives.

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation
Summary of Liabilities – (Unaudited)

June 30, 2022

Accounts payable and accrued expenses – (0.08)%	(16,500)
Margin loans payable - (14.27)%	(2,798,245)

Total Liabilities - (14.35)%	$(2,814,745)

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation
Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets:
Investments in securities, at fair value (cost of $1,687,882)	$5,881,216
Investment in operating division, at fair value (cost of $3,118,857)	16,500,000
Dividends receivable	26,144
Prepaid taxes and other assets	23,097
Total Assets	22,430,457

Liabilities:
Margin loans payable	2,798,245
Accounts payable and accrued expenses	16,500

Total Liabilities	2,814,745
Commitments (Note 14)
Net Assets	$19,615,712

Net Asset Value, (10,000,000 shares authorized, 5,316,530 issued and 4,041,670 shares outstanding of $0.01 par value capital stock outstanding)	$4.85
Net Assets consist of:
Capital paid in	$12,442,981
Total distributable earnings	17,795,734
Treasury Stock	(10,623,003)
Net Assets	$19,615,712

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation
Statement of Operations

For the Six Months Ended June 30, 2022 (Unaudited)

Investment Income:
Dividend income (net of foreign withholding taxes of $1,053)	$130,943
Other income	4,301
Total Investment Income	135,244

Expenses:
Investment administrative charges	342,843
Professional fees	21,200
Transfer agent fees	18,047
Interest expense	27,187
Other taxes	6,727
Total Expenses	416,004

Net Investment(Loss)	(280,760)

Realized and Unrealized Gain (Loss) on Investments and Other items:
Net realized gain from investments in securities and securities sold short	1,448,696
Net realized (loss) from options	(78,086)
Net change in unrealized (depreciation) on investments, options and securities borrowed	(1,367,276)
Realized loss on investment in operating division	(1,535,071)
Net Realized and Unrealized (Loss) on Investments and Investment in Operating Division	(1,531,737)

Income tax (benefit)	0

Net (Decrease) in Net Assets Resulting From Operations	$(1,812,497)

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation
Statement of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase/(Decrease) in Net Assets Resulting from Operations

Net investment loss	$(280,760)	$(814,501)
Net realized income (loss) from investments in securities and securities sold short	1,448,696	(1,200)
Net realized (loss) gain from options	(78,086)	72,283
Net change in unrealized appreciation on investments, options and securities borrowed	(1,367,276)	755,960
Net change in unrealized appreciation in operating division	-	7,700,000
Realized loss on investment in operating division	(1,535,071)	(2,965,345)
	-
Net Increase/(Decrease) in Net Assets Resulting From Operations	(1,812,497)	4,748,197

Capital Share Transactions:
Increase in net assets resulting from stock-based compensation	275,490	729,336

Net Increase in Net Assets Resulting From Capital Share Transactions	275,490	729,336

Total Net(Decrease) Increase in Net Assets	(1,537,007)	5,477,533

Net Assets:

Beginning of Period	21,152,719	15,675,186

End of Period (including undistributed net investment income of $5,881,216 in 2022 and $6,998,165 in 2021 included in net assets)	$19,615,712	$21,152,719

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation
Statement of Cash Flows

For the Year Ended June 30, 2022 (Unaudited)

Cash flows from operating activities:
Net (decrease) in net assets resulting from operations	$(1,812,497)
Adjustment to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net realized gain from investments in securities and securities sold short	(1,448,696)
Net realized (loss) from options	78,086
Net change in unrealized depreciation on investments, options and securities borrowed	1,367,276
Investment in/advances to operating division	(1,535,071)
Realized loss on operating division	1,535,071
Proceeds from sales of securities	1,761,694
Proceeds from securities borrowed at fair value	31,094
Payments to cover securities borrowed at fair value	(672,505)
Stock based compensation expense	275,490
Changes in operating assets and liabilities:
Decrease in dividends receivable	4,556
Increase in accounts payable and accrued expenses	(70,900)
Net cash used in operating activities	(486,402)

Cash flows from financing activities:
Proceeds from margin loan payable	2,323,660
Repayment of margin loan payable	(2,547,958)

Net cash used by financing activities	(224,298)

Net change in cash and restricted cash	$(710,700)
Cash and restricted cash at beginning of the period	710,700
Cash and restricted cash at end of the period	$-

Supplemental Disclosures of Cash Flow Information:

Cash paid during the year for:

Income Taxes (State income taxes)	$7,779

Interest on margin loan payable	$27,187

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation
Financial Highlights

The table below sets forth financial data for weighted average shares of stock outstanding for each year and for one share of capital stock outstanding throughout the years presented. The total investment return does not reflect sales load.

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Net Asset Value Per Share, Beginning of Year	$5.24	$3.89

Income (loss) from operations:
Net investment (loss) income	(0.07)	(0.20)
Net realized and unrealized gain (loss) from investments, options and securities borrowed	0.00	0.21
Net realized and unrealized gain from operating division	(0.38)	1.16
Other	(0.01)	0.00
Total gain from Operations	(0.46)	1.17

Capital share transactions:
Increase in net assets from stock based compensation	0.07	0.18

(Decrease) Increase in Net Asset Value Per Share	(0.39)	1.35

Net Asset Value Per Share, End of Year	$4.85	$5.24

Market Price Per Share of Common Stock, Beginning of Year	$11.29	$12.50
Market Price Per Share of Common Stock, End of Year	$13.20	$11.29
Change in Price Per Share of Common Stock	$1.91	$(1.21)

Total Investment Return	16.92%	(9.68)%

Weighted Average Shares Outstanding	4,040,108	4,036,660

Ratios/Supplemental Data

Net assets, End of Period (in 000’s)	$19,616	$21,153

Ratio of total expenses to average net assets	2.03%	7.29%

Ratio of net investment (loss) income after income taxes to average net assets	(1.37)%	(3.53)%

Portfolio turnover rate	0%	0%

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Financial Highlights (continued)

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018

Net Asset Value Per Share, Beginning of Year	$3.41	$3.49	$3.68

Income (loss) from operations:
Net investment (loss) income	(0.08)	(0.03)	0.00
Net realized and unrealized gain from investments, options and securities borrowed	(0.32)	0.59	0.03
Net realized and unrealized loss from operating division	0.11	(0.69)	(0.36)
Income tax (expense) benefit	0.00	0.00	0.09
Other	0.01	0.01	0.5
Total income (loss) from Investment Operations	(0.28)	(0.13)	(0.19)
Capital share transactions:

Increase in net assets from stock based compensation	0.06	0.05	(0.00)
Proceeds from sale of treasury stock and exercise of stock options	0.70	0.00	0.00

Decrease in Net Asset Value Per Share	0.48	(0.08)	(0.19)

Net Asset Value Per Share, End of Year	$3.89	$3.41	$3.49

Market Price Per Share of Common Stock, Beginning of Year	$9.40	$8.20	$4.57
Market Price Per Share of Common Stock, End of Year	12.50	9.40	8.20
Change in Price Per Share of Common Stock	$3.10	$1.20	$3.63

Total Investment Return	32.98%	14.63%	79.43%

Weighted Average Shares Outstanding	3,935,902	3,746,858	3,741,954

Ratios/Supplemental Data

Net assets, End of Year (in 000’s)	$15,675	$12,766	$13,062
Ratio of total expenses to average net assets	5.79%	4.26%	3.14%
Ratio of net investment (loss) income after income taxes to average net assets	(3.53)%	(1.12)%	2.55%
Portfolio turnover rate	12.54%	0.00%	0.52%

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation
Notes to Financial Statements

June 30, 2022 (Unaudited)

1. Organization and Investment Objective

Daxor Corporation (the “Company”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The Company qualifies as a “controlled company” under NYSE American LLC rules, as the estate of Joseph Feldschuh, M.D. controls more than 50% of the Company’s voting power, as evidenced by the Company’s ownership records. The estate owns 63.2% of the outstanding shares. As a result, the estate has the ability to control the outcome on any matter requiring the approval of shareholders of the Company.

The Company’s investment goals, objectives and principal strategies are as follows:

A.	The Company’s investment goals and objectives are capital preservation, maintaining returns on capital with a high degree of safety and generating income from dividends and option sales to help offset operating losses from the Company’s Operating Division.

B.	In order to achieve these goals, the Company maintains a diversified securities portfolio comprised primarily of electric utility company common and preferred stocks. The Company also sells covered calls on portions of its portfolio and also sells puts on stocks it is willing to own. It also sells uncovered calls and may have net short positions in common stock up to 15% of the value of the portfolio. The net short position is the total fair market value of the Company’s short positions reduced by the amount due to the Company from the Broker. If the amount due from the Broker is more than the fair market value of the short positions, the Company will have a net receivable from the Broker. The Company’s investment policy is to maintain a minimum of 80% of its portfolio in equity securities of utility companies. The Board of Directors has authorized this minimum to be temporarily lowered to 70% when Company management deems it to be necessary. Investments in utilities are primarily in electric companies. Investments in non-utility stocks will generally not exceed 20% of the value of the portfolio.

2. Significant Accounting Policies

Basis of Presentation and Use of Estimates

The Company is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.

Valuation of Investments

The Company carries its investments in securities at fair value and utilizes various methods to measure the fair value of its investments on a recurring basis. Fair value is an estimate of the exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (i.e., the exit price at the measurement date). Fair value measurements are not adjusted for transaction costs. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1- Unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for an asset or liability, to the extent relevant observable inputs are not available; representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

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Daxor Corporation

Notes to Financial Statements

June 30, 2022 (Unaudited)

2. Significant Accounting Policies - (continued)

Valuations of Investments (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments in securities, securities borrowed and put and call options that are freely traded and are listed on a national securities exchange are valued at the last reported sales price on the last business day of the year; securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

The Company establishes valuation processes and procedures to ensure that the valuation techniques for investments that are categorized within Level 3 of the fair value hierarchy are fair, consistent, and verifiable. At December 31, 2021, Level 3 investments consist solely of the Company’s investment in its wholly owned Operating Division at fair value. The Company’s Audit Committee oversees the valuation process of the Company’s Level 3 investments. The Audit Committee is comprised of members of the Company’s Board of Directors and is responsible for the valuation processes and procedures and evaluating the overall fairness and consistent application of the valuation policies. For this valuation process the Audit Committee meets semi-annually or as needed, and in conjunction with reports from an independent valuation company determines the valuations of the Company’s Level 3 investments. Valuations determined by the Audit Committee are required to be supported by the independent valuation company whose reports may include information such as market data, third-party pricing sources; industry accepted pricing models, counterparty prices, or other appropriate methods. On an annual basis, the Company engages the services of an independent valuation company to perform an independent review of the valuation of the Company’s investment in its wholly owned Operating Division, and may adjust its valuations based on the recommendations from the valuation firm.

14

Daxor Corporation

Notes to Financial Statements

June 30, 2022 (Unaudited)

2. Significant Accounting Policies - (continued)

Valuation of Derivative Instruments

The Company accounts for derivative instruments under FASB ASC 815, “Derivatives and Hedging,” which establishes accounting and reporting standards requiring that derivative instruments be recorded in the statement of assets and liabilities at fair value. The changes in the fair values of derivatives are included in the statements of operations as a component of net realized and unrealized loss from investments.

Investment Transactions and Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on the basis of identifying the specific securities delivered. Dividend income and expense are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Expenses are recorded on an accrual basis.

Distributions

Net investment income and net realized gains are accumulated within the Company and used to pay expenses, to make additional investments or held in cash as a reserve and at the discretion of the Company, to pay dividends to shareholders.

Revenue Recognition

ACS Topic 606, Revenue from Contracts with Customers, requires that an entity recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The guidance requires an entity to follow a five step model to (a) identify the contract(s) with a customer, (b) identify the performance obligations in the contract, (c) determine the transaction price, (d) allocate the transaction price to the performance obligations in the contract, and (e) recognize revenue when the entity satisfies a performance obligation.

The Company recognizes revenues in the Operating Division from product sales when a product is shipped and recognizes revenue from service contracts as the revenues are earned over the life of service contract and performance obligations are met.

Income Taxes

The Company accounts for income taxes under the provisions of FASB ASC 740, “Income Taxes.” This pronouncement requires recognition of deferred tax assets and liabilities for the estimated future tax consequences of events attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which the differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of changes in tax rates is recognized in the statement of operations in the period in which the enactment rate changes. Deferred tax assets and liabilities are reduced through the establishment of a valuation allowance at such time as, based on available evidence, it is more likely than not that the deferred tax assets will not be realized.

The Company accounts for uncertainties in income taxes under the provisions of FASB ASC 740-10-05, “Accounting for Uncertainties in Income Taxes”. The ASC clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. The ASC prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The ASC provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

15

Daxor Corporation

Notes to Financial Statements

June 30, 2022 (Unaudited)

2. Significant Accounting Policies - (continued)

Treasury Stock

Treasury stock is recorded under the cost method and shown as a reduction of net assets.

3. Fair Value Measurements of Investments, Financial Instruments and Related Risks

The following tables summarize the inputs used as of June 30, 2022 for the Company’s assets and liabilities measured at fair value on a recurring basis at June 30, 2022, categorized by the above mentioned fair value hierarchy and also by denomination:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$5,519,867	$-	$-	$5,519,867
Preferred Stocks	361,350	-	-	361,350
Investment in Operating Division	-	-	16,500,000	16,500,000
Total	$5,881,217	$-	$16,500,000	$22,381,217

The Company purchases equity securities in the form of common and preferred stocks, primarily in the utility sector which historically have a high degree of safety and pays dividends. The common and preferred stocks are recorded at fair value at the unadjusted closing quoted price on active securities markets.

Purchased call and put options: When the Company purchases an option; an amount equal to the premium paid by the Company is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Company realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

Written call and put options: When the Company writes (sells) an option, an amount equal to the premium received by the Company is recorded as an obligation on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the written option. If the written option expires, the Company realizes a gain equal to the amount of premium received. When an instrument is purchased or sold through the exercise of an option, the related premium received is adjusted to the basis of the instrument acquired or the instrument sold. The risk associated with writing options is based on the difference between the strike price of the option and current market price of the underlying security less premium received. See Note 7 for further discussion of Investment and Market Risk Factors and risks of written call and put options.

Securities sold short: The Company may sell securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. The value of the open short position is recorded as a liability, and the Company records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. The Company records a realized gain or loss when a short position is closed out. By entering into short sales, the Company bears the market risk of increases in the value of the security sold short in excess of the proceeds received. Possible losses from short sales differ from losses that could be incurred from purchases of securities because losses from short sales may be unlimited whereas losses from purchases cannot exceed the total amount invested. See Note 1 regarding the Company’s investment goals and its use of covered positions and Note 7 for further discussion of Investment and Market Risk Factors.

During the six months ended June 30, 2022, the Company realized proceeds of $1,761,694 from the sale of investment securities.

All transfers are recognized by the Company at the end of each reporting period. Transfers between Levels 2 and 3 (if any) generally relate to whether significant unobservable inputs are used for the fair value measurements. See Note 2 – Significant Accounting Policies for additional information related to the fair value hierarchy and valuation techniques and inputs. During the year ended December 31, 2021 there were no transfers between Levels.

16

Daxor Corporation

Notes to Financial Statements

June 30, 2022 (Unaudited)

3. Fair Value Measurements of Investments, Financial Instruments and Related Risks (continued)

The following table is a reconciliation of the beginning and ending balances for the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (level 3) during the six month period ended June 30, 2022:

Balance at
June 30, 2022
Balance, December 31, 2021	$16,500,000
Net change in unrealized appreciation on operating division	-
Investment in/advances to operating division	1,535,071
Realized loss on investment in operating division	(1,535,071)
Balance, June 30, 2022	$16,500,000

The Company’s Level 3 asset consists of its investment in its wholly owned Operating Division at fair value and requires significant judgment due to the absence of quoted market prices, inherent lack of liquidity, heavy reliance on Level 3 inputs, and the long-term nature of such investments. Since its inception, the Operating Division has not generated significant revenue and has incurred substantial operating losses. Due to these substantial losses, the Operating Division has been completely dependent on funding from the Company to sustain its operations. Investment in Operating Division is primarily located in Oak Ridge, Tennessee and was initially valued at transaction value for identified assets (property and equipment, land, buildings and laboratory equipment), less accumulated depreciation adjusted for investment in/advances to operating division, business operations and activity and realized losses. Based on Company initiatives started in 2016 and through 2021, related to potential partnerships, joint ventures, product development, marketing and other operations of the Operating Division, the Company hired an independent valuation company to perform a valuation of the Operating Division. The Company updated the initial 2016 valuation and subsequent valuations at December 31, 2017 through December 31, 2021, using the Income Approach and Market Approaches as defined in SFAS 157 (ASC Topic 820). Based on the valuation approaches, the valuation ranges were $16,000,000 to $17,100,000 for the blended Income Approach and Market Approach at December 31, 2021. In determining the Income Approach value range, the Gordon Growth Model valuation technique was used with a discount rate of 20.0% and long-term growth rate of 3.0%. Significant increases (decreases) in these unobservable inputs in isolation could result in significant changes in fair value measurements. The Income Approach was weighted 75% given the current financial performance and expectations as to longer-term revenue growth and profitability and a 25% weight to two (2) arm’s length Daxor share sales transactions which raised $4.0 million, resulting in a midpoint of value range of $16,500,000. Management has reviewed and assessed this valuation and concluded the valuation remains reasonable at June 30, 2022.

4. Derivative Instruments

The Company may write call and put options in order to generate additional investment income as part of its investment strategy. In the opinion of management, the use of financial derivative instruments in its investment program is appropriate and customary for the investment strategies employed reducing certain investment risks.

17

Daxor Corporation

Notes to Financial Statements

June 30, 2022 (Unaudited)

4. Derivative Instruments - (continued)

The following table summarizes the Company’s activity in call and put options for the six month period ended June 30, 2022.

Total Proceeds Received on open positions at 01/01/22	Sale of Options from 01/01/21-06/30/22	Expirations, Purchases and Assignments of Options from 01/01/21-12/31/21	Proceeds Received on open positions at 06/30/22	Market Value at 06/30/22	Unrealized Gain (Loss) at 06/30/22
$1,445	$31,094	$32,539	$-	$-	$-

For the six month period ended June 30, 2022, the Company recorded a realized net loss of $78,086 on call and put options.

5. Income Taxes (Benefit)

The net income tax expense (benefit) for the six month period ended June 30, 2022 is comprised of the following:

Current Income Tax Expense (Benefit):
Federal	$-
State and local	-
Total current income tax expense (benefit)	-
Deferred Tax Expense:
Federal	$-
State and local	-
Total deferred tax expense	-
Net income tax (benefit)	$-

The Company has a net operating loss carry forward of approximately $26,412,559 at June 30, 2022. Approximately $16,744,764 of these losses relates to years prior to 2018 and will begin to expire in 2033. Approximately $9,667,795 of these losses relates to the years 2018 through 2021, and will not expire, but are subject to limitations on usage.

The following table sets forth the net operating loss carry forwards by state and local jurisdiction at June 30, 2022:

New York State	$7,864,380
New York City	$7,534,406
California	$2,400,091
Tennessee	$7,581,625
South Carolina	$9,760,506

At June 30, 2022, the Company had no material unrecognized tax benefits and no adjustments to liabilities or operations were required. The Company does not expect that its unrecognized tax benefits will materially increase within the next twelve months. The Company recognizes interest and penalties related to uncertain tax positions in investment administrative expenses. As of June 30, 2022, the Company has not recorded any provisions for accrued interest and penalties related to uncertain tax positions.

18

Daxor Corporation

Notes to Financial Statements

June 30, 2022 (Unaudited)

5. Income Taxes (Benefit) - (continued)

In certain cases, the Company’s uncertain tax positions are related to tax years that remain subject to examination by the relevant tax authorities. The Company files federal, state and local income tax returns in jurisdictions with varying statutes of limitations. The 2016 through 2020 tax years generally remain subject to examination by federal, state and local tax authorities.

Under Internal revenue code section 542, a company is defined as a Personal Holding Company (“PHC”) if it meets both an ownership test and an income test. The ownership test is met if a company has five or fewer shareholders that own more than 50% of the company, which is applicable to Daxor. The income test is met if PHC income items such as dividends, interest and rents exceed 60% of adjusted ordinary gross income. Adjusted ordinary income is defined as all items of income except capital gains. For the six months ended June 30, 2022, more than 60% of Daxor’s adjusted gross income came from items defined as PHC income.

Determining the PHC tax liability requires computing Daxor’s “undistributed PHC income” and taxing such PHC income at the statutory rate of 20%. Undistributed PHC income is current year taxable income of the Company, exclusive of the net operating loss carry forward deduction that is allowed for regular tax purposes. The Company incurred no liability for PHC for the six month period ended June 30, 2022 due to the net operating losses applied to realized gains incurred during the year.

Computed expected provision at statutory rates	(21.0)%
Valuation allowance	(28.9)%
State taxes	(0.6)%
Non-deductible/non-taxable and other items	55.7%
Dividend received deduction and other items	(5.2)%

Effective income tax (benefit) rate	0.0%

6. Deferred Income Taxes

Deferred income taxes result from differences in the recognition of gains and losses on marketable securities; stock options, as well as from carry forwards of the Company’s net operating losses of approximately $26,412,559 at June 30, 2022, and tax credits of approximately $1,126,000 for tax purposes. At June 30, 2022 the aggregate cost of investments for federal income tax purposes was $4,806,739.

19

Daxor Corporation

Notes to Financial Statements

June 30, 2022 (Unaudited)

6. Deferred Income Taxes - (continued)

The significant components of deferred tax assets and liabilities are reflected in the following table:

Unrealized gains on investments in securities	$(990,843)
Unrealized gain on investment in operating division	(3,240,354)
Net operating loss-carry forward	7,435,820
Net capital loss carry forward	(289,300)
Business tax credits carried forward	1,126,208
Others	66,922
Deferred Income Tax Available for use	4,108,453
Valuation allowance	(4,108,453)
Net Deferred Tax Asset	$-

Realization of deferred tax assets is dependent on future earnings. Due to the uncertainty of the realization of its net deferred tax assets, the Company has provided a valuation allowance. In assessing the potential to realize the deferred tax asset, management considers whether it is more likely than not that some or perhaps all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which these temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making their assessment. The Company recorded a valuation allowance of $4,108,453 at June 30, 2022. The valuation allowance increased $290,900 from December 31, 2021. If the Company becomes profitable before the expiration of the loss carry forwards, it would have the ability to utilize them in order to offset any taxable income.

7. Investment and Market Risk Factors

The Company enters into investments in securities, call and put options and securities borrowed and/or financial instruments that may have off balance sheet risks, where the potential loss due to changes in the market (market risk), failure of counterparty to perform on the transaction risk (credit risk) and other risk elements, such as interest rate risk, exceeds the value and/or obligations of such financial instruments. It is the Company’s general policy to mitigate such risks by transacting with established counterparties. The Company transacts with and custodies investment assets at UBS Financial Services, Inc. (“Broker”).

The Company’s investments in securities arise from investments in long common and preferred stocks, selling common stocks short and transacting in put and call (naked and covered) options. These investments are subject to equity risks of increases and decreases in market exchange prices such as on the Nasdaq.

20

Daxor Corporation

Notes to Financial Statements

June 30, 2022 (Unaudited)

7. Investment and Market Risk Factors - (continued)

The Company is subject to certain inherent risks arising from its investing activities of selling securities short and writing put and call options. Selling securities short creates an obligation to purchase the securities at an unknown future date, subject to the Company’s discretion, at the then prevailing future market prices. Securities borrowed create the risk that the ultimate obligation may exceed the liability reflected in these financial statements.

The Company collects premiums and the opportunity to create option premium income when writing put and call options if the options expire out-of-the-money. Writing put and call options gives the option buyer the right to exercise the option against the option writer. Writing put options obligates the writer to purchase the stock at the strike price if the stocks’ current market price is below the strike price prior to expiration of the put option. The potential loss in writing a put option is the strike price less the premium collected if the stock price falls to zero. Writing call options obligates the writer to sell the stock at the strike price if the stock’s current market price is greater than the strike price prior to expiration of the call option. The potential loss in writing a naked call option is unlimited as the rise of a stock price is unlimited. The potential loss in writing a covered call is limited to the strike price less the cost of the underlying security the Company holds in the portfolio. The Company endeavors to write covered calls but may also write naked calls.

Cash receivable from broker and margin loans payable reflect accounts with the Company’s Broker. Due from broker represents amounts receivable from brokers that are available for investing but have not been invested. Margin loan payable represents obligations to the Broker for leveraging investments in securities. Investments in securities are collateral for the margin loan payable. The Company does not have the right of setoff nor netting agreements between brokers.

The Company’s investments may be subject to changes in interest rates as they may affect equity and option markets. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

The Company is subject to volatility risk which refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Legal, tax and regulatory changes continue to occur in the United States and globally, additionally, regulatory environments, as a whole, continue to evolve and change. The effect of any future legal, tax and/or regulatory changes are unknown and could be substantial and adverse.

8. Related Party Transactions

The Company reported $67,295 of portfolio administrative expenses which is included in investment administrative charges on the Statement of Operations for the six month period ended June 30, 2022. These charges represent a portion of the payroll and related expenses of two (2) employees of the Operating Division for services performed for the Company.

21

Daxor Corporation

Notes to Financial Statements

June 30, 2022 (Unaudited)

9. Margin Loan

The Company has total margin loan payable at June 30, 2022 of $2,798,246. This loan is secured by the Company’s investments in marketable securities. The interest expense on the margin loans for the six month period ended June 30, 2022 was $27,187. The ability of the Company to incur margin debt at any given time is based on the current amount outstanding and the market value of the portfolio of marketable securities. There are no set repayment terms for the Company’s margin loan.

The following table summarizes the margin loan activity for the six month period ended June 30, 2022:

Balance at 06/30/22	Interest rate at 06/30/22	Maximum amount outstanding during the year	Average amount outstanding during the Six Month Period ended 06/30/22	Weighted average interest rate during the Six Month Period ended June 30, 2022
$2,798,246	2.299%	$4,300,534	$1,994,321	1.543%

10. Capital Stock

At June 30, 2022, there were 10,000,000 shares of $0.01 par value capital stock authorized. The paid in capital of $12,167,491 at June 30, 2022 consists of the following amounts:

Additional Paid in Capital in excess of par value of common stock	$12,389,815
Common Stock	53,166
Total Paid in Capital	$12,442,981

11. Treasury Stock

The Company’s Board of Directors from time to time has authorized the repurchase of shares of the Company’s common stock in the open market usually as funds are available and if the stock is trading at a price which management feels is undervalued. The Company did not repurchase any shares of the Company during the six month period ended June 30, 2022.

Treasury stock at June 30, 2022:

Treasury Stock at repurchase price	$10,623,003
Treasury Stock shares	1,274,860

12. Dividends

In 2008, management instituted a policy of paying dividends when funds are available. The Company did not declare a dividend for the six month period ended June 30, 2022.

22

Daxor Corporation

Notes to Financial Statements

June 30, 2022 (Unaudited)

13. Stock Options

In June 2019, the Board of Directors of the Company approved the Daxor Corporation 2020 Incentive Compensation Plan (the “2020 Plan”). In April 2020 the Company received exemptive relief from the Securities & Exchange Commission (“SEC”) and The 2020 Plan was given approval to become operational effective in April, 2020. The 2020 Plan was approved by shareholders of the Company on June 25, 2020. In addition to Stock Options, awards under the 2020 Plan can consist of Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Cash Awards and Bonus Stock (collectively, “Stock Awards”). The 2020 Plan is an effort to provide incentive to employees, officers, agents, consultants, and independent contractors through proprietary interest. The Board of Directors acts as the Plan Administrator, and may issue these Stock Awards at its discretion.

The 2020 Plan replaces the 2004 Stock Option Plan.

The maximum number of shares that may be issued under the 2020 Plan is 250,000 or 5% of the Company’s outstanding shares, whichever is greater. Under the provisions of the 2020 Plan, the exercise price of any stock options issued is a minimum of 100% of the closing market price of the Company’s stock on the grant date of the option. Previously, the Company issued options to various employees under the previous 2004 Stock Option Plan and the Stock Option Plan that was also administered by the Board of Directors. All issuances have varying vesting and expiration timelines. As of June 30, 2022 the 2020 Plan had 222,042 options outstanding and 160,824 were exercisable. The 2004 Stock Option Plan had 147,898 options outstanding and 147,898 were exercisable. The Company has not granted options under the 2004 Stock Option Plan since August 2018. The 2004 Stock Option Plan ceased operation upon approval of the 2020 Plan, although stock options that were awarded under the 2004 Plan that have not expired are still eligible to be exercised.

At June 30, 2022, there was $1,216,566 of unvested stock-based compensation expense to recognize. The Company recognized $275,490 of stock-based compensation expense, which is included in investment administrative charges in the Statement of Operations for the six month period ended June 30, 2022. There was no aggregate intrinsic value at December 31, 2021 as the closing price of the Company’s stock was lower than the average exercise price of the underlying options. The intrinsic value is calculated based on the difference between the closing market price of the Company’s common stock and the exercise price of the underlying options.

To calculate the option-based compensation, the Company used the Black-Scholes option-pricing model. The Company’s determination of fair value of option-based awards on the date of grant using the Black-Scholes model is affected by the Company’s stock price as well as assumptions regarding a number of subjective variables. These variables include, but are not limited to, the Company’s expected stock price volatility over the term of the awards, risk-free interest rate, and the expected life of the options. The risk-free interest rate is based on a treasury instrument whose term is consistent with the expected life of the stock options. The expected volatility, holding period, and forfeitures of options are based on historical experience.

For the six month period ended June 30, 2022, 20,959 stock options were granted to employees, Directors and outside consultants from the 2020 Plan with a weighted average exercise price of $11.42. The stock options granted during the six month period ended June 30, 2022 from the 2020 Plan are still outstanding and 160,824 stock options have vested as of June 30, 2022.

The fair values of stock options granted in the six month period ended June 30, 2022 were estimated using the Black-Scholes option-pricing model with the following assumptions for the six month period ended June 30, 2022.

Six Months Ended June 30, 2022
Risk free rate	1.49%
Expected life (in years)	4.75
Expected volatility	52.94%
Dividend yield	0.00%

Weighted Average grant date fair value per share	$11.42

23

Daxor Corporation

Notes to Financial Statements

June 30, 2022 (Unaudited)

13. Stock Options - (continued)

The details of option activity for the 2020 Plan for the six mo9nth period ended June 30, 2022 is as follows:

	Number of Shares	Weighted Average Exercise Price
Outstanding and Exercisable, January 1, 2022	201,083	$13.77
Granted	20,959	$11.42
Canceled	-	-
Expired	-	-
Outstanding at June 30, 2022	222,042	$13.55

The following tables summarize information concerning currently outstanding and exercisable options at June 30, 2022:

Range of Exercise Prices	Number Outstanding at June 30, 2022	Weighted Average Remaining Contractual Life at June 30, 2022	Weighted Average Exercise Price at June 30, 2022
$9.09 - $18.95	222,042	3.81 years	$13.55

Range of Exercise Prices	Number Exercisable at June 30, 2022	Weighted Average Exercise Price at June 30, 2022
$9.09 - $18.95	160,824	$13.59

The details of employee option activity for the 2004 Stock Option Plan for the year ended June 30, 2022 is as follows:

	Number of Shares	Weighted Average Exercise Price
Outstanding and Exercisable, January 1, 2022	156,232	$8.43
Granted	-	-
Exercised	-	-
Expired	(8,334)	$(7.75)
Outstanding at June 30, 2022	147,898	$8.47

The following tables summarize information concerning currently outstanding and exercisable options from the 2004 Stock Option Plan at June 30, 2022:

Range of Exercise Prices	Number Outstanding at June 30, 2022	Weighted Average Remaining Contractual Life at June 30, 2022	Weighted Average Exercise Price at June 30, 2022
Below - $9.54	147,898	1.22 years	$8.47

Range of Exercise Prices	Number Exercisable at June 30, 2022	Weighted Average Exercise Price at June 30, 2022
Below - $9.54	147,898	$8.47

24

Daxor Corporation

Notes to Financial Statements

June 30, 2022 (Unaudited)

The following table summarizes information about restricted stock transactions:

	Six Month period ended June 30, 2022	Weighted Average Grant Date Fair Value

Unvested at the beginning of the period	21,337	$10.62
Awards granted	2,121	$11.79
Vested	(4,352)	$(10.60)
Unvested at the end of period	19,106	$10.38

14. Commitments

On January 20, 2016, the Company signed a lease for 3,112 square feet of office space in New York City, NY which commenced on January 22, 2016 and expired on June 30, 2021. The Company did not renew the lease and has moved its headquarters to its owned location in Oak Ridge, TN.

There are no future minimum lease payments.

25

Daxor Corporation

Notes to Financial Statements

June 30, 2022 (Unaudited)

15. Registration Statement

The Company has filed a Form N-2 Registration Statement under the Securities Act of 1933, which permits the Company to raise additional equity capital by issuing additional shares of common stock from time to time in varying amounts and by different offering methods, at prices and on terms to be determined by market conditions at the time of offering. During any 12-month period, the aggregate market value of securities the Company may offer may not exceed one third of the aggregate market value of voting and non-voting common equity held by persons who are not affiliates of the Company. The Registration Statement became effective July 16, 2021.

16. Recently Issued Accounting Pronouncements

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”) related to FASB ASC Topic 820 Fair Value Measurement and Disclosures – Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 eliminates, amends, and adds to the fair value measurement disclosure requirements of ASC Topic 820. The amendments are designed to provide more useful information to financial statement users. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Company adopted ASU 2018-13 effective December 31, 2019 and did not have a material effect on the operations, financial position and cash flows of the Company.

17. Coronavirus (COVID-19) Pandemic

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

18. Subsequent Events

Nothing to report as of this date

26

Daxor Corporation
Supplemental Data

General

Investment Products Offered

●	Are not FDIC Insured
●	May Lose Value
●	Are Not Bank Guaranteed

The investment return and principal value of an investment in Daxor Corporation will fluctuate in part as the prices of the individual securities in which it invests fluctuate, so that your shares, when sold, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of Daxor and Daxor’s operating business carefully before investing. For a free copy of the Company’s definitive prospectus (when available), which contains this and other information, call the Company at 212- 330-8500.

This shareholder report must be preceded or accompanied by the Company’s prospectus for individuals who are not current shareholders of the Company.

Proxy Information

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company is available (1) without charge, upon request, by calling 1-212-330-8500 and (2) on the Securities and Exchange Commission’s website: www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities for the 12 month period ending June 30, 2022 is available: (1) without charge upon request, by calling (212) 330-8500; and (2) in the Company’s From N-PX filing, which can be found on the SEC website (www.sec.gov).

Portfolio Information

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Company’s Form N-PORT is available without charge upon request by calling 212-330-8500, or from the EDGAR Database on the SEC’s website www.sec.gov.

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Daxor Corporation

Supplemental Data

Shareholder Vote

The Company’s Annual Meeting was held June 23, 2022. At the Annual Meeting, the following directors were elected for terms expiring at the annual meeting of shareholders to be held in 2023 by the votes indicated:

	For	Withheld	Broker Non-votes
James Lombard	3,500,603	56,855	504,940
Henry D. Cremisi, MD	3,500,675	56,783	504,940
Edward Feuer	3,500,195	57,263	504,940
Joy Goudie, Esq.	3,500,175	57,283	504,940
Michael Feldschuh	3,474,942	82,516	504,940
Jonathan Feldschuh	3,474,442	83,016	504,940
Caleb DesRosiers, Esq.	3,555,418	2,040	540,940

The following reflects the voting results for matters other than the election of directors brought for vote at the Annual Meeting:

	For	Against	Abstain	Broker Non-votes
Ratification of Baker Tilly, LLP as Daxor Corporation’s independent registered public accounting firm	4,059,926	15	2,457	0

To approve an amendment to the Daxor Corporation 2020 Incentive Compensation Plan to increase the authorized shares under the plan	3,543,158	12,859	1,441	504,940

To approve an amendment to the Certificate of Incorporation to allow stockholder action by less than unanimous written consent	3,466,809	89,134	1,515	504,940

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Daxor Corporation
Privacy Policy

The Company and Your Personal Privacy-

Daxor Corporation is an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

What Kind of Non-Public Information do we Collect About you if you Become a Shareholder?

Daxor Corporation does not collect non-public information about our shareholders.

What Information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers of our operating division to anyone, other than our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect Your Personal Information?

We restrict access to non-public personal information about our customers or former customers to the people who need to know that information in order to perform their jobs or provide services to you. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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Daxor Corporation
About the Corporation’s Directors and Officers

The Corporation is governed by a Board of Directors that meets to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Corporation’s directors are independent of Daxor Corporation.; the only “inside” directors is an officer and a director of Daxor Corporation. The Board of Directors elects the Corporation’s officers, who are listed in the table. The business address of each director and officer is 109 Meco Lane, Oak Ridge, TN 37830.

		Term of Office	Principal	Number of	Other Directorships Held
	Position(s)	And	Occupation(s)	Portfolios	(during past
Name, Address	Held	Length of Time	During Past Five	Overseen by	five years) by
and Age	with Company	Served	Years	Director	Director
“Noninterested Persons”

James Lombard 109 Meco Lane Oak Ridge, TN 37830 Age: 87	Director	One year term, Director since 1989	Director of Administrative Services Division, New York City Council (Retired).	None	None

Henry D. Cremisi, MD FACP 109 Meco Lane Oak Ridge, TN 37830 Age: 64	Director	One year term, Director since 2020	Medical Director, AstraZeneca, a Pharmaceutical company	None	None

Edward Feuer 109 Meco Lane Oak Ridge, TN 37830 Age: 66	Director	One year term, Director since 2016	Managing Partner, Feuer & Orlando, LLP, an accounting firm	None	None

Joy Goudie, Esq. 109 Meco Lane Oak Ridge, TN 37830 Age: 65	Director	One year term, Director since 2020	Registered Patent Attorney	None	None

Caleb DesRosiers 109 Meco Lane Oak Ridge, TN 37830 Age: 49	Director	One Year Term, Director since 2022	Attorney	None	None

		Term of Office	Principal	Number of	Other Directorships Held
	Position(s)	And	Occupation(s)	Portfolios	(during past
Name, Address	Held	Length of Time	During Past Five	Overseen by	five years) by
and Age	with Company	Served	Years	Director	Director
“Interested Persons”

Michael Feldschuh 109 Meco Lane Oak Ridge, TN 37830 Age: 52	Director	One year term, Director since 2013	Executive Vice President Chairman, President, CEO	One	None

Jonathan Feldschuh 109 Meco Lane Oak Ridge, TN 37830 Age 57	Director	One year term, Director since 2017	Chief Scientific Officer	None	None

The Daxor’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free at 212-330-8500.

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Daxor Corporation

June 30, 2022

ITEM 2. CODE OF ETHICS

The information required by this Item is only required in annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The information required by this Item is only required in annual report on this Form N-CSR.

ITEM4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS

Included herein under Item 1.

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Daxor Corporation

June 30, 2022

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item is only required in annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) The information required by this Item is only required in annual report on this Form N-CSR.

Daxor does not have an outside portfolio manager. The Chief Executive Officer of the Company, Michael Feldschuh, manages Daxor’s portfolio.

(b) There has been no change, as of the date of the filing of this N-CSR, to any of the portfolio managers identified in response to this item in the Registrant’s most recent annual report on Form N-CSR

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases by or on behalf of the Registrant of shares or other units of any class of the Registrant’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Company’s Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures(as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of t his report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Daxor did not lend out portfolio securities.

ITEM 13. EXHIBITS.

(a)(2) A separate certification for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Daxor Corporation

By (Signature and Title) /s/ Michael Feldschuh

Michael Feldschuh

President and Chief Executive Officer (Principal Executive Officer)

Date: August 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Michael Feldschuh

Michael Feldschuh

President and Chief Executive Officer (Principal Executive Officer)

Date: August 25, 2022

By (Signature and Title) /s/ Robert J. Michel

Robert J. Michel

Chief Financial Officer and Chief Compliance Officer (Principal Financial Officer)

Date: August 25, 2022

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